Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]
(A series of Miller/Howard Funds Trust)

Supplement dated March 29, 2019 to the Prospectus, Summary Prospectus and
 Statement of Additional Information (“SAI”) dated February 28, 2019

Based upon a recommendation by MHI Funds, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Miller/Howard Funds Trust (the “Trust”) has approved a plan of liquidation for the Miller/Howard Infrastructure Fund (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around April 29, 2019 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on March 29, 2019, the Fund will be closed to new investments.  In addition, effective March 29, 2019, the Adviser may begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund may cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date.  Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings.  If the Fund has not received your redemption request or other instruction by the close of business on April 29, 2019, your shares will be automatically redeemed on the Liquidation Date.  Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding.  For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes). Your net cash proceeds from the Fund, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA in order to maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-845-684-5730 prior to April 29, 2019 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account, such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Please contact the Fund at 1-845-684-5730 if you have any questions.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]
(Each a series of Miller/Howard Funds Trust)

Supplement dated March 29, 2019 to the Statement of Additional Information (“SAI”)
dated February 28, 2019

Effective March 29, 2019, the Board of Trustees of Miller/Howard Funds Trust (the “Trust”) has elected Catherine M. Johnston to serve as Secretary of the Trust, replacing Dana C. Troxell, Jr. who resigned as Secretary of the Trust.

Accordingly, the Trustees and Officers table starting on page 38 of the SAI is supplemented with the following information to replace the information regarding the Trust’s Secretary:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Catherine M. Johnston (born May 1983)	P.O. Box 549, Woodstock, NY 12498	Secretary	Since March 2019	Fund Administrator, Miller/Howard Investments Inc. (since 2018); Portfolio Specialist, Miller/Howard Investments Inc. (Since 2016); Product Analyst, AllianceBernstein (2006-2016)	N/A	N/A

This supplement should be retained with your SAI for future reference.